Exhibit 99.1

 Precision Designed Science for Cancer Patients  NASDAQ: PDSB  February 2026

 Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to conduct clinical trials for PDS0101 (Versamune® HPV), PDS01ADC, PDS0103 (Versamune® MUC1) and other Versamune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101 (Versamune® HPV), PDS01ADC, PDS0103 (Versamune® MUC1) and other Versamune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s or its partners’ ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding response rates, the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the Company’s ability to continue as a going concern; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.       Versamune® is a registered trademark of PDS Biotechnology Corporation.  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

 A Promising Approach to Treating HPV16-Positive Head and Neck Cancers  Targeted immunotherapy with compelling clinical results and regulatory path to accelerated approval  CLINICAL INNOVATION  39.3  months  median overall survival  12-18 months  Keytruda® (pembrolizumab) benchmark in 1L R/M HNSCC  77.4% disease control rate  35.8% objective response rate  11 patients beyond 30 months  INTELLECTUAL PROPERTY PROTECTION  >12  families  Exclusivity through 2042/2043  Composition and method of use claims  Global coverage:  US, Europe, Japan, China, Australia, Canada, Israel, Mexico, Hong Kong  VALIDATED PATH FORWARD  Phase 3  VERSATILE-003 pivotal trial  FDA-aligned accelerated pathway  PFS primary endpoint for accelerated approval  Steering Committee (Selected Members):  Dr. Kevin Harrington: The Institute of Cancer Research, London, UK  Dr. Robert Haddad: Dana Farber Cancer Institute, Boston, MA  Dr. Ricard Mesia: Catalan Institut of Oncology, Barcelona, Spain  Dr. Caroline Even: Institut Gustave Roussy, Paris, France  MOA = Mechanism of Action  No head-to-head studies have been performed

 Lead Program: Seeking to Deliver the First Targeted Immunotherapy for HPV16-Driven Head and Neck Cancers – Non-EGFR Driven Cancers  HPV-16 positive cancers are rapidly increasing in the US and EU, due to:  Poor uptake of Human Papillomavirus (HPV) vaccine2,3  Changing sexual behavior4  Unique pathophysiology of HPV165   This has created a significant unmet need   PDS0101 (Versamune® HPV) recruits, trains, and arms T cells, harnessing them to execute a precise, targeted attack on HPV-16 positive cancers  HPV16  HPV18  HPV 31/33/45/52/58  HPV 35/39/51/56/59/68  HPV-negative  HPV16+  PDS Biotech focus

 HPV16+ Patients Have No Targeted Therapies, Leading to Worse Outcomes  The gap: No approved therapies specifically target HPV16-positive cancers, a distinct patient population with unique unmet needs  PUBLISHED EVIDENCE  Two head-to-head studies demonstrate that HPV16-positive patients have statistically worse survival compared to other patient groups:  1  Early-stage HNSCC: HPV16+ patients had worse survival than other HPV+ (P16+) patients6  2  Advanced oral cancer: HPV16+ patients had worse survival than HPV-negative patients7  CURRENT STANDARD OF CARE  Keytruda® (pembrolizumab) + chemotherapy median survival1:   12–18 months  in recurrent/metastatic setting  A targeted approach for HPV16+ patients represents a significant opportunity

The Versamune® Platform for Powerful Anti-Tumor T Cells

A lipid nanoparticle trains the immune system to find and destroy cancer[8]



R-DOTAP forms spherical bilayers in aqueous environment

Nanoparticles sized to 200nm to promote uptake by the immune system



Immunologically active R-enantiomer of 1,2-dioleoyl-trimethyl-ammonium (R-DOTAP)

WHAT IS VERSAMUNE®?

Nanoparticles (~200nm) made from a special lipid (R-DOTAP) that the immune system readily absorbs and responds to

HOW IT WORKS

1
DELIVER
Promotes uptake of tumor proteins by immune cells

→

2
ACTIVATE
Dendritic cells absorb & present PDS0101 into lymph nodes

→

3
ATTACK
Killer T cells hunt & destroy matching tumors

Versamune® trains the immune system to recognize and eliminate cancer cells

PDS0101: HPV16-SPECIFIC IMMUNOTHERAPY

Versamune® mixed with HPV16 E6/E7 peptides directs the immune response to specifically attack and kill HPV16-positive tumors[8]

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PDS0101: Training the Immune System to Find and Destroy HPV16+ Tumors[8]



Lymph Node
Tumor
Dendritic Cell
Versamune® + HPVmix (PDS0101)
HPV16 E6 & E7
MHC class I
CD8+ killer T cell
MHC class II
CD4+ helper T cell
Targeted CD8+ T Cells Tracks to Tumor
Immune Checkpoint Inhibitor
Versamune® Activated CD8+ Killer T Cell

1. Subcutaneous Injection of PDS0101
2. Stimulates uptake by dendritic cells & accumulates in the lymph nodes
3. T cells increase production of HPV16- specific CD8 killer & CD4 helper T cells
4. Activated multi-functional T cells recognize and infiltrate tumor
5. Activated T cells attack and destroy tumor
6. Immune checkpoint inhibitor restores pre-existing T cell responses

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Pipeline Across Multiple Indications Validated by World-Class Partners

	Therapy / Treatment	Indication	P2	P3	Partner
Versamune®	PDS0101+ pembrolizumab vs. pembrolizumab (VERSATILE-003)	HPV16-positive recurrent/metastatic head and neck cancer	*FDA Fast Track*		
	PDS0101+ chemoRT (IMMUNOCERV)	Locally advanced cervical cancer	*Complete*		The University of Texas MD Anderson Cancer Center
	PDS0101 +/- pembrolizumab	Locally advanced head and neck cancer	*Complete*		Mayo Clinic
Versamune®+ PDS01ADC*	PDS0101+ PDS01ADC + immune checkpoint inhibitor (ICI)	HPV16-positive recurrent/metastatic cancers*	*Complete*		NIH National Cancer Institute
PDS01ADC	PDS01ADC + hepatic artery infusion pump (HAIP)	Advanced Liver-Associated Cancers • Metastatic colorectal cancer • Intrahepatic cholangiocarcinoma • Metastatic adrenocortical carcinoma	*In Progress*		NIH National Cancer Institute
	PDS01ADC + enzalutamide vs. enzalutamide	Biochemically recurrent prostate cancer	*In Progress*		NIH National Cancer Institute
	PDS01ADC + docetaxel	Metastatic Prostate Cancer • Castration sensitive prostate cancer • Castration resistant prostate cancer	*In Progress*		NIH National Cancer Institute

chemoRT = chemoradiotherapy

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VERSATILE-002: PDS0101 + Pembrolizumab in First-Line HPV16-Positive HNSCC

Study Treatment

PDS0101

5 doses: 1 mL **Subcutaneous injection** at Cycles 1, 2, 3, 4 & 12)

Pembrolizumab

200mg IV Q3W up to 35 Cycles (2 years)

Key Entry Criteria for ICI Naïve Subjects

HPV16-positive R/M HNSCC tumors

≥18 years of age

Combined positive score (CPS) ≥1

63% of patients with CPS<20; 81% had recurrent disease

Study Design

Single-arm study

31 sites in US and EU

2 Cohorts:
- ICI Naïve
- ICI Resistant

Endpoints

Primary:

Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST v1.1

Key Secondary:

Overall Survival (OS)

Progression Free Survival (PFS) per RECIST v1.1

Safety and tolerability

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 PDS0101 + Pembrolizumab: mOS of 39.3 Months; 12-18 Months mOS is Benchmark with Pembrolizumab and Pembrolizumab + Chemotherapy9   Durable Survival: 11 Patients Surpassed 30 Months  mOS = Median Overall Survival  No head-to-head studies have been performed

 PDS0101: Near or Complete Tumor Shrinkage in Hard-to-Treat Patients (63% had low CPS 1-19)9   Confirmed Disease Control Rate of 77.4%  ORR of 35.8%, Meeting Primary Endpoint   21% of patients had tumor regression of 90-100%   *Investigator assessment

 PDS0101: Well-Tolerated with a Low Incidence of Adverse Events   Treatment related adverse events (TRAEs)   by Grade in ICI naïve and resistant patients  n (%)  Any Combination TRAE  76 (87.4)  Grade 1  40 (46.0)  Grade 2  26 (29.9)  Grade 3  8 (9.2)  Grade 4  1 (1.1)*  Grade 5  0  Most common Non-Injection   Site Reaction TRAEs  n (%)  Fatigue  30 (34.5)  Headache  13 (14.9)  Diarrhea  10 (11.5)  *Occurred 1 year after completing PDS0101 therapy while patient was still on pembrolizumab

VERSATILE-003: Pivotal Phase 3 in Progress

PDS0101 + pembrolizumab in 1L HPV16-positive R/M HNSCC


Study Start
Interim Analysis 1 (PFS)
Interim Analysis 2 (PFS)
Final Analysis (mOS)
PDS0101 + Pembrolizumab
Patient Recruitment
Survival Follow-up
Pembrolizumab
Patient Recruitment
Survival Follow-up

Randomized controlled trial
- 1:1 randomization
- 50/50: high/low CPS
- N= 252

PDS0101 Dosing
- 5 SC Doses
- Cycles 1-4 & 12

Primary Endpoints
- Overall Survival (OS)
- Progression free survival (PFS)

Secondary Endpoints
- Objective Response Rate (ORR)
- Disease Control Rate (DCR)
- Duration of Response (DoR)

Key Eligibility Criteria
- HPV16-positive HNSCC
- CPS ≥1
- ≥18 years of age
- ECOG 0-1

Principal Investigator and Member of Steering Committee, Dr. Katharine Price, MD, Mayo Clinic, Rochester, MN

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 Well-Positioned in 1L HPV16+ R/M HNSCC in the US and Europe  Median OS  Not disclosed  21.3 months  22.6 months  39.3 months  95% CI (23.9, NE)  Population   All comers  HPV-negative  HPV16-positive  HPV16-positive  Administration Convenience  IV Q2W until PD or toxicity  IV QW (D1, D8, D15)  IV Q1W 8X then Q3W for 24mos  5 subcutaneous injections of PDS0101  BioNTech12  Bicara11  Genmab10  PDS Biotech  Combinations with pembrolizumab  No head-to-head studies have been performed

PDS01ADC: Novel Investigational Tumor Targeting Interleukin-12 (IL-12) Immunocytokine[13]

Strong tolerability and potency demonstrated in over 330 patients

NHS76 (Tumor Necrosis Targeting Antibody – Binds to exposed DNA)



De-immunized Junction

IL-12 (p40 clipping-resistant)

IL-12 (p40 clipping-resistant)

Tumor-targeted IL-12 immunocytokine

THE CHALLENGE

IL-12 is a powerful NK* and T cell activator that helps fight cancer, but injecting it into the bloodstream causes serious systemic inflammation

THE SOLUTION

PDS01ADC attaches IL-12 to an antibody (NHS76) that seeks out dying tumor cells, delivering treatment directly where it's needed while minimizing systemic inflammation[10]

HOW IT WORKS

FINDS THE TUMOR
The NHS76 antibody targets DNA that is exposed when tumor cells die

ACTIVATES IMMUNE CELLS
PDS01ADC recruits T cells and NK cells to attack the tumor from within

MINIMIZES SIDE EFFECTS
Localized delivery means patients avoid the systemic inflammation that free IL-12 causes

NK = natural killer

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Upcoming Catalysts

	1Q 2026	2H 2026	1H 2027	2H 2027
VERSATILE-003 (Head and neck cancer)	Adoption of Amended Protocol - (FDA)			**Enrollment completion** PFS data readout (Submission of interim data to FDA)
Phase 2 Trials	PDS01ADC + HAIP Preliminary data **Colorectal cancer** PDS01ADC + docetaxel in metastatic castration resistant **prostate cancer** Preliminary data	Final Data Readout PDS01ADC + HAIP **Colorectal cancer** PDS0101 + CRT Phase 2 data publication **Cervical cancer**	PDS01ADC + HAIP Stage 1 **Cholangiocarcinoma**[2]	PDS01ADC + Enzalutamide vs Enzalutamide **Biochemically Recurrent Prostate cancer** PDS01ADC + Docetaxel **Castration Resistant Prostate cancer**

CRT = Chemoradiotherapy
PFS = Progression free survival

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 Estimated Market (US Only)  Significant Commercial Opportunity Across Indications  >$6.0B  Biochemically recurrent prostate cancer and mCRPC (PDS01ADC)19  ~$2.0B  Metastatic colorectal cancer (PDS01ADC)20  >$1.0B  Locally advanced HPV16+ HNSCC (PDS0101)14  >$2.0B  HPV16+ anal, cervical, penile, vaginal, vulvar (PDS0101)15-18

 Global IP Portfolio Secures Key Commercial Markets  >12  Patent Families  COVERAGE  Composition and method claims protecting both platform technology and product candidates  PDS0101 EXCLUSIVITY  2042/2043  USA  Canada  Mexico  Israel  China  Europe  Japan  Australia  8 Key Markets  |  North America, Europe, Asia Pacific, Middle East

 Multiple Opportunities for Value Creation  1  PIPELINE  Pipeline Optionality  PDS01ADC in Phase 2 trials across multiple indications including:  Colon cancer  Prostate cancer  Others  Third-party funded with commercial partnership opportunities  2  PROTECTION  Significant IP Estate  >12  patent families  PDS0101 exclusivity through 2042/2043  3  VALIDATION  World-Class Partners  Ongoing partnerships with leading cancer institutions:  MD Anderson  Mayo Clinic  National Cancer Institute  Validates PDS's scientific approach  6  Global coverage:  US, Europe, Japan, China, Australia, Canada, Israel, Mexico, Hong Kong

 Thank You  NASDAQ: PDSB   February 2026

References

1. Harrington, KJ, Burtness B, Greil R, et al. Keytruda With or Without Chemotherapy in Recurrent or Metastatic Head and Neck Squamous Cell Carcinoma: Updated Results of the Phase III KEYNOTE-048 Study. *J Clin Oncol*. 2022;41:790-802. https://doi.org/10.1200/JCO.21.02508.
2. Damgacioglu H, Sonawane K, Chhatwal J, et al. Long-term impact of HPV vaccination and COVID-19 pandemic on oropharyngeal cancer incidence and burden among men in the USA: A modeling Study. *The Lancet Regional Health – Americas*. 2022;8:100143.
3. Tabatabaeian H et al, Navigating therapeutic strategies: HPV classification in head and neck cancer, *British Journal of Cancer*. (2024) 131: 220-230.
4. Landy R, et al JNCI: Upper age limits for US male human papillomavirus vaccination for oropharyngeal cancer prevention: a microsimulation-based modeling study; Journal of the National Cancer Institute, 2023, 115(4), 429–436.
5. Luo X et al; HPV16 drives cancer immune escape via NLRX1-mediated degradation of STING; J Clin Invest. 2020;130(4):1635–1652.
6. Ziai H. et al; Does HPV Subtype Predict Outcomes in Head and Neck Cancers?; International Journal of Otolaryngology; Volume 2021, Article ID 6672373; https://doi.org/10.1155/2021/6672373.
7. Lee L et al; Human Papillomavirus-16 Infection in Advanced Oral Cavity Cancer Patients Is Related to an Increased Risk of Distant Metastases and Poor Survival; PLOS One; July 2012, Volume 7, Issue 7, e40767.
8. Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. Antigen Priming with Enantiospecific Cationic Lipid Nanoparticles Induces Potent Antitumor CTL Responses through Novel Induction of a Type I IFN Response. *J Immunol*. 2019;202:3524-3536.
9. Weiss J et al. VERSATILE-002: Overall Survival of HPV16 Positive Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma Patients Treated with T Cell Stimulating Immunotherapy PDS0101 and Keytruda. Poster Presented: ASCO Congress 2025; June 2, 2025.
10. Van Herpen CML et al, Petosemtamab (MCLA-158) with pembrolizumab as first line (1L) treatment of PD-L1+ recurrent/metastatic (r/m) head and neck squamous cell carcinoma (HNSCC): Phase 2 Trial, ASCO 2025
11. Cortese T, Ficerafusp Alfa/Pembrolizumab Receives FDA BTD in Frontline HNSCC, Cancer Network, October 14, 2025
12. Saba NF et al, Exploratory analysis of antitumor activity and translational results from the safety run-in of AHEAD-MERIT, a Phase 2 trial of first-line pembrolizumab plus the fixed-antigen cancer vaccine BNT113 in advanced HPV16+ HNSCC, ESMO 2024

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References (continued)

13. Minnar CM et al (2024) Preclinical and clinical studies of a tumor targeting IL-12 immunocytokine. Front. Oncol. 13:1321318.doi: 10.3389/fonc.2023.1321318
14. Triangle Research Group. PDS Proprietary Market Research Report. 2024.
15. Guerendiain D et al; HPV status and HPV16 viral load in anal cancer and its association with clinical outcome; *Cancer Medicine*. 2022;11:4193–4203.
16. https://www.hpvworld.com/articles/hpv-genotype-specific-risk-for-cervical-cancer/
17. Li Z. et al, Prevalence of human papillomavirus DNA and p16^{INK4a} positivity in vulvar cancer and vulvar intraepithelial neoplasia: a systematic review and meta-analysis; The Lancet Oncology; Volume 24, Issue 4, P403-414April 2023.
18. Olesen TB et al, Prevalence of human papillomavirus DNA and p16^{INK4a} in penile cancer and penile intraepithelial neoplasia: a systematic review and meta-analysis, The Lancet Oncology, Volume 20, Issue 1, P145-158, January 2019.
19. Grand View Research, Prostate Cancer Market Report 2025.
20. https://www.delveinsight.com/report-store/metastatic-colorectal-cancer-market

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